Exhibit 10.39
                          FIFTH AMENDMENT TO CREDIT AND
                               SECURITY AGREEMENT


     This Fifth Amendment, dated as of July 1, 1997, is made by and among LaCANASTA OF MINNESOTA, INC., a Minnesota corporation (the "Borrower"), SPARTA FOODS, INC., a Minnesota corporation ("Sparta") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    Recitals

     The Borrower, Sparta and the Lender are parties to the Credit and Security Agreement dated as of December 9, 1994, as supplemented by the First Supplement to Credit Agreement dated as of December 13, 1994, as amended by a First Amendment to Credit Agreement dated as of April 14, 1995, a Second Amendment to Credit Agreement dated as of September 21, 1995, a Third Amendment to Credit Agreement dated as of April 23, 1996, and a Fourth Amendment to Credit and Security Agreement dated as of December 20, 1996 (as amended, the "Credit Agreement"). All capitalized terms used in these Recitals shall have the meanings given to them in the Credit Agreement.

     Pursuant to the Credit Agreement, the Lender has made Advances, a Term Loan and a Capital Expenditure Loan to the Borrower. The Borrower's obligations to pay the Advances is presently evidenced by the Revolving Note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,200,000. The Borrower's obligations to pay the Term Loan is presently evidenced by the Term Note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,784,800. The Borrower's obligations to pay the Capital Expenditure Loan is presently evidenced by the Capital Expenditure Note of the Borrower dated December 20, 1996, payable to the order of the Lender in the original principal amount of $473,333. The current outstanding principal balance of the Revolving
Note is $791,174. The current outstanding principal balance of the Term Note is $1,135,385. The current outstanding principal balance of the Capital Expenditure
Note is $235,281. The Advances, the Term Loan and the Capital Expenditure Loan and all other obligations of the Borrower owing to the Lender are secured, among other things, pursuant to the Credit and Security Agreement of the Borrower dated as of December 9, 1994.

     The Borrower has requested that the Lender increase the amount of the Commitment under Revolving Note, extend a new term loan in the amount of $750,000 for the relocation to the New Brighton facility, change the interest rate on the Notes and amend the definition of Borrowing Base. The Lender is willing to grant the Borrower's request subject to the terms of this Fifth Amendment.

     Accordingly, the Borrower and the Lender hereby agree as follows:

     1. Defined Terms. Terms used in this Fifth Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.01 of the Credit Agreement is amended by adding or amending, as the case may be, the following new definitions:

          "`Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lessor of:

               (a) The Revolving Credit Facility Maximum Amount, or

               (b) the sum of (1) up to eighty-two percent (82%) of Eligible Accounts, plus (2) up to fifty percent (50%) of Eligible Inventory, plus (3) $750,000 for the period beginning on the Fifth Amendment Effective Date through November 1, 1997, less (4) the total advances under Term Loan B, less (5) the amount of any deductible with respect to any insurance coverage insuring the Accounts in effect from time to time (which deductible is $15,000 as of the date of the Fifth Amendment)."

          "`Capital Expenditure Loan' has the meaning as given in Section 2.2(b) hereof."

          "`Capital Expenditure Loan Note' means that certain promissory note of the Borrower in the amount of $473,333 to the Lender dated as of December 20, 1996.

          "`Fifth Amendment' means the Fifth Amendment to Credit and Security Agreement dated as of July 1, 1997, among the Borrower, Sparta and the Lender."

          "`Fifth Amendment Effective Date' means the date that all of the conditions in Section 6 of Fifth Amendment have been satisfied."

          "`Lakeville Real Estate' means the commercial property of the Borrower located in Lakeville, Minnesota."

          "`Revolving Credit Facility Maximum Amount' shall mean (i) $2,000,000 less the total advanced under the Term Loan B facility for the period beginning on the Fifth Amendment Effective Date through October 31, 1997 and (ii) $1,200,000 for the period beginning November 1, 1997 and thereafter."

          "`Revolving Loan Spread' means the percentage set forth below opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls. Reductions and increases in the percentage will be determined quarterly upon receipt of the Borrower's financial statements as required under
     Section 6.1(b) of the Credit Agreement, but such reductions and increases will be applied retroactively to the beginning of the quarter immediately following the quarter for which the determination was made. From the beginning of each fiscal quarter until such determination is made with respect to that quarter, the Borrower shall pay interest as if the percentage were unchanged from the percentage applicable at the end of the preceding fiscal quarter. If the percentage is determined to have increased and the Borrower has thus underpaid interest since the beginning of that fiscal quarter, the Borrower shall pay such deficiency on demand. If the percentage is determined to have decreased and the Borrower has thus overpaid interest since the beginning of that fiscal quarter, the Lender shall credit such overpayment, first, as a prepayment of accrued but unpaid interest on the Revolving Note, and, second, as a prepayment of interest thereafter accruing on the Revolving Note. Notwithstanding the foregoing, no reduction in the percentage will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

           Leverage Ratio                       Percentage

        3.01 to 1.00 or more                       1.00%

        2.51 to 1.00 or more, but                  0.50%
          less than 3.01 to 1.00

        1.01 to 1.00 or more, but                  0.25%
          less than 2.51 to 1.00

        1.00 to 1.00 or below                      0.00%

     As of the March 31, 1997, the Borrower's Leverage Ratio was 1.19 to 1.00; therefore, as of the Fifth Amendment Effective Date, the Lender will reduce the Revolving Loan Spread to 0.25%."

          "`Revolving Note' means the $2,000,000 promissory note of the Borrower to the Lender in substantially the form of Exhibit A to the Fifth Amendment."

          "`Term Loans' means any or all of the Term Loan A, the Term Loan B or the Capital Expenditure Loan."

          "`Term Loan A' has the meaning specified in Section 2.2(a) hereof."

          "`Term Loan A Note' means that certain promissory note of the Borrower in the amount of $1,784,800 to the Lender dated as of December 9, 1994."

          "`Term Loan B' has the meaning specified in Section 2.2(d) hereof."

          "`Term Loan B Note' means that certain promissory note of the Borrower in the amount of $750,000 to the Lender in substantially the form of Exhibit B attached to the Fifth Amendment."

          "`Term Loan Notes' means any or all of the Term Loan A Note, the Term Loan B Note or the Capital Expenditure Loan Note."

          "`Term Loan Spread' means the percentage set forth below opposite the range of Leverage Ratio in which the Borrower's Leverage Ratio falls. Reductions and increases in the percentage will be determined quarterly upon receipt of the Borrower's financial statements as required under
     Section 6.1(b) of the Credit Agreement, but such reductions and increases will be applied retroactively to the beginning of the quarter immediately following the quarter for which the determination was made. From the beginning of each fiscal quarter until such determination is made with respect to that quarter, the Borrower shall pay interest as if the percentage were unchanged from the percentage applicable at the end of the preceding fiscal quarter. If the percentage is determined to have increased and the Borrower has thus underpaid interest since the beginning of that fiscal quarter, the Borrower shall pay such deficiency on demand. If the percentage is determined to have decreased and the Borrower has thus overpaid interest since the beginning of that fiscal quarter, the Lender shall credit such overpayment, first, as a prepayment of accrued but unpaid interest on the Term Loan Note, and, second, as a prepayment of interest thereafter accruing on the Term Loan Note. Notwithstanding the foregoing, no reduction in the percentage will be made if a Default or an Event of Default has occurred and is continuing at the time that such reduction would otherwise be made.

           Leverage Ratio                       Percentage

        3.01 to 1.00 or more                       1.25%

        2.51 to 1.00 or more, but                  0.75%
         less than 3.01 to 1.00

        1.01 to 1.00 or more, but                  0.50%
         less than 2.51 to 1.00

        1.00 to 1.00 or below                      0.25%

     As of the March 31, 1997, the Borrower's Leverage Ratio was 1.19 to 1.00; therefore, as of the Fifth Amendment Effective Date, the Lender will reduce the Term Loan Spread to 0.50%."

          "`Termination Date' means December 31, 1999."

     2. Term Loan and Capital Expenditure Loans. Section 2.2 of the Credit Agreement is amended in its entirety to read as follows:

          "Section 2.2 Term Loans and Capital Expenditure Loans.

          (a) Term Loan A. The Lender has made a term loan to the Borrower before the date of the Fifth Amendment, the Borrower's obligations to pay which are evidenced by the promissory note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,784,800 (the "Term Loan A Note"). The principal amount of the Term Loan shall be payable in thirty-six (36) consecutive monthly installments of Twenty-One Thousand Six Hundred Fifty-Eight Dollars ($21,658), commencing on January 1, 1997, with a payment of all unpaid principal and other obligations on the earliest of termination of the Revolving Credit Facility, demand by the Lender or the Termination Date.

          (b) Capital Expenditure Loan. The Lender has made a capital expenditure loan to the Borrower before the date of the Fifth Amendment (the "Capital Expenditure Loan"), the Borrower's obligations to pay which are evidenced by the promissory note of the Borrower dated December 20, 1996, payable to the order of the Lender in the original principal amount of $473,333 (the "Capital Expenditure Loan Note"). The principal amount of the Capital Expenditure Loan shall be payable in thirty-six (36) consecutive monthly installments of Six Thousand Three Hundred Forty-Two Dollars ($6,342), commencing on January 1, 1997, with a payment of all unpaid principal and other obligations on the earliest of termination of the Revolving Credit Facility, demand by the Lender or the Termination Date.

          (c) Procedures for Capital Expenditure Loan Advances. At any time prior to December 31, 1997, and upon the terms and conditions set forth below, the Lender agrees to make Advances to the Borrower under the Capital Expenditure Loan to finance new acquisitions by the Borrower of equipment to be located at the Leased Premises and used in the Borrower's business, in an aggregate amount not to exceed the lesser of (i) Two Hundred Thousand Dollars ($200,000.00) or (ii) the lesser of (A) eighty percent (80%) of the net invoice hard cost to Borrower for such newly purchased equipment (net of insurance, freight, delivery, shipping interest, taxes, installation, licenses or any similar cost or expense, and less any discounts, rebates, refunds or other reductions in price), or (B) the actual value of such equipment, in the Lender's sole determination. Upon fulfillment of the applicable conditions set forth below for which the Lender shall have a reasonable period of time to review, and upon Lender's determination to make an Advance under the Capital Expenditure Loan, the Lender shall disburse the amount of the Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.1(c) hereof, unless the Borrower and the Lender shall agree in writing to another manner of disbursement. The Capital Expenditure Loan is not a revolving facility and any voluntary or mandatory prepayment thereof may not be reborrowed hereunder. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.2(c):

               (1) The Lender shall make, and the Borrower shall request, no more than two (2) Advances under this Section 2.2(c), with each of the requested Advances to be in an amount of at least Fifty Thousand Dollars ($50,000.00), and the aggregate of both requested Advances shall not exceed Two Hundred Thousand Dollars ($200,000.00).

               (2) The request for an Advance under this Section 2.2(c) shall be made in writing, specifying the date of the requested Advance which shall not be prior to the Lender's review of the documents described below, and the amount thereof, and shall be by (i) any officer of the Borrower; (ii) any Person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any Person reasonably believed by the Lender to be an officer of the Borrower or such a designated agent. Any request for an Advance under this Section 2.2(c) shall be deemed to be a representation by the Borrower that (i) the conditions set forth in Section 2.2(c) hereof have been met, and (ii) the conditions set forth in Section 4.2 hereof have been met as of the time of the request. The Borrower shall be obligated to repay all Advances under this Section 2.2(c) notwithstanding the fact that the Person requesting the same was not in fact authorized to do so.

               (3) Such request shall be accompanied by (A) the actual invoice and purchase order for the newly acquired equipment; (B) a description of such equipment; (C) evidence of (i) delivery of such equipment to the Borrower and the acceptance thereof by the Borrower, together with the dates and place of acceptance and delivery, (ii) title to such equipment in the name of Borrower, (iii) payment therefor or a letter from the Borrower directing the Lender to disburse the Advance proceeds to the equipment vendor directly, (iv) the Lender's first priority security interest in such equipment, (v) insurance on such equipment in form and substance acceptable to the Lender; and (D) such other documentation or information as the Lender may require.

          (d) Term Loan B. The Lender has committed to make a term loan to the Borrower as of the date of the Fifth Amendment, the Borrower's obligations to pay which are evidenced by a promissory note of the Borrower dated June __, 1997, payable to the order of the Lender in the original principal amount of $750,000 (the "Term Loan B Note"), substantially in the form of Exhibit B to the Fifth Amendment and shall be secured pursuant to the Credit Agreement and the Security Documents as therein defined. The principal amount of the Term Loan B shall be payable in consecutive monthly installments amounting to one-sixtieth (1/60th) of the principal balance outstanding as of November 1, 1997, commencing on December 1, 1997, with a payment of all unpaid principal and other obligations on the earliest of termination of the Revolving Credit Facility, demand by the Lender or the Termination Date."

          (e) Procedures for Term Loan B Advances. At any time prior to November 1, 1997, and upon the terms and conditions set forth below, including, but not limited to the delivery by the Borrower to the Lender of an updated orderly liquidation value appraisal on equipment and a fair market value appraisal on the Lakeville Real Estate, which appraisals shall be performed by an appraisal firm approved by the Lender and the costs of which shall be paid by the Borrower, the Lender agrees to make a single Advance to the Borrower under the Term Loan B, provided no Default or an Event of Default has occurred or will occur as a result of the Advance, in an aggregate amount not to exceed the lesser of (i) Seven Hundred Fifty Thousand Dollars ($750,000.00) or (ii) the sum of (A) eighty percent (80%) of orderly liquidation value of existing machinery and equipment, plus (B) seventy-five percent (75%) of the fair market value of the Lakeville Real Estate, less (C) the outstanding balance and unfunded commitments under Term Loan A, less (D) the outstanding balance and unfunded commitment under the Capital Expenditure Loan. Upon fulfillment of the applicable conditions and upon Lender's determination to make an Advance under the Term Loan B, the Lender shall disburse the amount of the Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.1(c) hereof, unless the Borrower and the Lender shall agree in writing to another manner of disbursement. The Term Loan B is not a revolving facility and any voluntary or mandatory prepayment thereof may not be reborrowed hereunder.

     3. Interest. Section 2.4(a) of the Credit Agreement is hereby amended in its entirety and replaced with the following:

          "Section 2.4 Interest. (a) The principal of the Advances outstanding during any month under the Revolving Credit Facility shall bear interest at the Revolving Note Rate, and all other Obligations shall bear interest at the Term Note Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding and the unpaid principal balance of the Term Loan A, the Capital Expenditure Loan and the Term Loan B and any other Obligations outstanding from time to time shall bear interest at the applicable Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances under the Revolving Credit Facility, the Capital Expenditure Loan, the Term Loan A, the Term Loan B, and any other Obligations outstanding from time to time shall be payable on the first day of the next succeeding month and on the Termination Date or earlier demand or prepayment in full. All interest (including interest at the Default Rate) shall be computed on the basis of actual days elapsed in a three hundred sixty (360) day year."

     4. Use of Proceeds. Section 2.10 of the Credit Agreement is amended in its entirety as follows:

          "Section 2.10 Use of Proceeds. The proceeds of Advances under the Revolving Credit Facility, the Term Loans and the Capital Expenditure Loan shall be used by the Borrower as interim financing of leasehold improvements and capital equipment and for ordinary working capital purposes."

     5. Financial Covenants. Sections 6.12 and 6.13 of the Credit Agreement are deleted in their entirety and replaced, as follows:

          "Section 6.12 Tangible Net Worth. The Borrower, on a consolidated basis with Sparta, shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Tangible Net Worth at or above the level set forth below opposite each such period:

       October 1, 1996 through
           August 31, 1997                $1,500,000
      September 1, 1997 through
           August 31, 1998                $1,600,000
      September 1, 1998 through
           August 31, 1999                $2,100,000
      September 1, 1999 through
          December 31, 1999               $2,400,000

          "Section 6.13 Maximum Leverage Ratio. The Borrower, on a consolidated basis with Sparta, shall maintain at all times during each fiscal month in each period set forth below (calculated at the end of each fiscal month during each period set forth below) its Leverage Ratio at or below the level set forth below opposite each such period:

        June 30, 1997 through
           August 31, 1997               2.00 to 1.00
      September 1, 1997 through
           August 31, 1998               2.25 to 1.00
      September 1, 1998 through
           August 31, 1999               1.75 to 1.00
      September 1, 1999 through
          December 31, 1999              1.75 to 1.00

     6. Expenditures for Fixed Assets. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

          "Section 7.10 Capital Expenditures. Sparta will not make any Capital Expenditures. During each period set forth below, the Borrower will not expend or contract to expend for Capital Expenditures more than the amount set forth below opposite each such period:

          Period beginning
        October 1, 1996, and              $3,250,000
      ending September 30, 1998

          Fiscal year ended
         September 30, 1999                $500,000
       October 1, 1999 through
          Termination Date                 $500,000

     7. No Other Changes. Except as explicitly amended by this Fifth Amendment, all of the terms and conditions of the Credit Agreement and Revolving Note shall remain in full force and effect and shall apply to any Advance thereunder.

     8. Conditions Precedent. This Fifth Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          ( a) The new Revolving Note duly executed by the Borrower.

          ( b) The new Term Loan B Note duly executed by the Borrower.

          ( c) A Certificate  of the Secretary of the Borrower  certifying as to
     (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Fifth Amendment, the Revolving Note and the Term Loan B Note, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were previously delivered to the Lender continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the incumbency of the officers and agents of the Borrower authorized to sign and to act on behalf of the Borrower and setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Fifth Amendment, the Revolving Note and the Term Loan B Note and all other documents, agreements and certificates on behalf of the Borrower.

          ( d) Evidence that the Borrower has received final approval for bond financing from the State of Minnesota on terms satisfactory to the Lender.

          ( e) Such other matters as the Lender may require.

     9. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

          ( a) The Borrower has all requisite power and authority to execute this Fifth Amendment, the Revolving Note and the Term Loan B Note and to perform all of its obligations thereunder, and this Fifth Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          ( b) The execution, delivery and performance by the Borrower of this Fifth Amendment, the Revolving Note and the Term Loan B Note have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign,
     (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or
     (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          ( c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

          ( d) The recitals set forth on the first page hereof are true and correct.

     10. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Mortgage or any Guaranty to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     11. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Fifth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     12. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Fifth Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     13. Miscellaneous. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

LaCANASTA OF MINNESOTA, INC.                NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


By____________________________________      By__________________________________
     A. Merrill Ayers                            _______________________________
     Its Chief Financial Officer                  Its___________________________

SPARTA FOODS, INC.


By____________________________________
     A. Merrill Ayers
     Its Chief Financial Officer

                                 REVOLVING NOTE

$2,000,000                                              Minneapolis, Minnesota
                                                                  July 1, 1997

     For value  received,  the  undersigned,  LaCANASTA  OF  MINNESOTA,  INC., a
Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date, or on such earlier date as provided in the Credit and Security Agreement (defined below) to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION DOLLARS ($2,000,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder or under the Revolving Credit Facility, as defined in that certain Credit and Security Agreement of even date herewith by and among the Lender, the Borrower and Sparta Foods, Inc., (the "Credit Agreement") together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, from the date hereof until this Note is fully paid at the Revolving Note Rate or Default Rate (if applicable) from time to time in effect. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit
Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement.

     This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deed of trust, assignments or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

     This Note is issued in substitution for and replacement of, but not in satisfaction of, the Revolving Note of the Borrower dated December 9, 1994, payable to the order of the Lender in the original principal amount of $1,200,000.

                                      LaCANASTA OF MINNESOTA, INC.


                                      By_______________________________
                                           Its_____________________________

                                TERM LOAN B NOTE

$750,000                                                Minneapolis, Minnesota
                                                                  July 1, 1997

     For value received, the undersigned, LaCANASTA OF MINNESOTA, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay in accordance with the terms of the Credit Agreement (defined below), to the order of Norwest Bank Minnesota, National Association, a national banking association (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) or, if less, the aggregate unpaid principal balance of the Term Loan B made by the Lender to the Borrower under that certain Credit and Security Agreement of even date herewith by and among the Lender, the Borrower and Sparta Foods, Inc. (the "Credit Agreement"), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid, at the Term Note Rate or, if applicable, the Default Rate, as such terms are defined in the Credit Agreement. The principal hereof and the interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     Interest accruing each month shall be due and payable on the first day of the next succeeding month and otherwise as provided in the Credit Agreement. Principal hereof shall be paid in monthly installments and otherwise as provided in Article I and II of the Credit Agreement, and in one final installment on the Termination Date, when the entire unpaid principal balance hereof shall be due and payable in full.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Loan B Note referred to in the Credit Agreement.

     This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents, except for the Mortgage, as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                         LaCANASTA OF MINNESOTA, INC.


                                         By______________________________
                                              Its____________________________

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


     The undersigned, a guarantor of the indebtedness of LaCANASTA OF MINNESOTA, INC. (the "Borrower") to NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (the "Lender") pursuant to a separate Guaranty dated as of December 9, 1994 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Fifth Amendment to Credit and Security Agreement, the Revolving Note and the Term Loan B Note each dated July 1, 1997; (ii) consents to the terms and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrower to the Lender.


                                     SPARTA FOODS, INC.


                                    By__________________________________________
                                        A. Merrill Ayers
                                   Its Chief Financial Officer

                          ACKNOWLEDGMENT AND AGREEMENT

                       OF A. MERRILL AYERS AND JOEL BACHUL
                       -----------------------------------

     The undersigned, A. Merrill Ayers executed and delivered a certain Performance Agreement dated as of December 9, 1994, and the undersigned Joel Bachul executed and delivered a certain Performance Agreement dated as of April 14, 1995 (such Performance Agreements collectively called the "Agreement"), in favor of Norwest Bank Minnesota, N.A. (the "Lender") with respect to LaCanasta of Minnesota, Inc. (the "Borrower"), and each of the undersigned hereby (i) acknowledges receipt of the foregoing Fifth Amendment to Credit and Security Agreement, the Revolving Note and the Term Loan B Note each dated July 1, 1997;
(ii) consents to the terms and execution thereof; (iii) reaffirms his obligations to the Lender pursuant to the terms of his Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his Agreement.


                                             --------------------------------
                                             A. Merrill Ayers

                                             --------------------------------
                                             Joel Bachul